SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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AeroCentury Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AEROCENTURY CORP.
NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 28, 2011
TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of AeroCentury Corp. (the "Company"), which will be held at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California at 12:00 p.m. on April 28, 2011, for the following purposes:

1.             To elect two directors to the Board of Directors;
2.	To consider and vote upon a proposal to ratify the selection of BDO USA, LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011; and
3.	To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 1, 2011, as the record date for determining those stockholders who will be entitled to vote at the 2011 Annual Meeting of Stockholders. The stock transfer books will not be closed between the record date and the date of the meeting.

A quorum comprising the holders of the majority of the outstanding shares of Common Stock of the Company on the record date must be present or represented by proxy for the transaction of business at the Annual Meeting. Accordingly, it is important that your shares be represented at the 2011 Annual Meeting of Stockholders. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

If you plan to attend the meeting, please call the Company’s Investor Relations Department at (650) 340-1888, so that your name can be placed on the guest list at the Hiller Aviation Museum entrance.

Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Sincerely yours,

Neal D. Crispin
CHAIRMAN OF THE BOARD
March 24, 2011
Burlingame, California

PROXY STATEMENT
FOR
2011 ANNUAL MEETING OF STOCKHOLDERS
OF
AEROCENTURY CORP.
TO BE HELD ON APRIL 28, 2011

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of AEROCENTURY CORP. (the "Company") of proxies to be voted at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting” or the “Annual Meeting”), which will be held at 12:00 p.m. on April 28, 2011, at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2011 Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about March 24, 2011. The Company's 2010 Annual Report was mailed to stockholders concurrently with this Proxy Statement. The 2010 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING RIGHTS AND SOLICITATION

The close of business on March 1, 2011, was the record date for stockholders entitled to notice of, and to vote at, the 2011 Annual Meeting. As of that date, the Company had 1,543,257 shares of Common Stock, $0.001 par value (the "Common Stock"), issued and outstanding, excluding shares held by the Company as treasury stock. The presence at the Annual Meeting of a majority of the issued and outstanding Common Stock, or 771,629 shares, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the 2011 Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one vote for each share of Common Stock so held with regard to each matter to be voted upon.  Your proxy may be revoked at any time prior to the time it is voted.

If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Co., you are considered, with respect to those shares, the “stockholder of record” and these proxy materials are being sent directly to you by the Company.  As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.  The Company has enclosed a proxy card for your use, which should be returned to the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held “in street name” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote those shares in person at the Annual Meeting.  Your broker or nominee has enclosed a voting instruction card for your use, which must be returned to your broker or nominee.

Shares of the Company's Common Stock represented by proxies in the accompanying form that are properly executed and returned to the Company will be voted at the 2011 Annual Meeting in accordance with the instructions of the stockholder of record contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the director nominees as described herein under "Proposal 1: Election of Directors"; and FOR ratification of the selection of BDO USA, LLP as independent registered public accounting firm as described herein under "Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm.”  The Company does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.  Proxies will confer upon the proxy holders discretionary authority to vote upon matters that may properly be raised at the Annual Meeting, but which, as of the date hereof, are unknown to the Company.  In addition, the proxies confer upon the proxy holders the authority to adjourn or postpone the Annual Meeting in order to assure that all stockholders who wish to vote on the matters will be able to cast their votes and to act upon the matters incident to the conduct of the meeting.  Any stockholder of record has the right to revoke his or her proxy at any time before it is voted at the Annual Meeting by: (1) delivering to the Company (to the attention of Toni Perazzo, Secretary, 1440 Chapin Avenue, Suite 310, Burlingame, California 94010) a written notice of revocation, (2) delivering a duly executed proxy or voting instructions bearing a later date before the Annual Meeting (to the attention of Toni Perazzo, Secretary, 1440 Chapin Avenue, Suite 310, Burlingame, California 94010) or (3) attending the Annual Meeting and voting in person.

A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the New York Stock Exchange determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. As the result of a recent rule change, the election of directors is no longer considered a “routine” matter.  Beneficial owners who hold their shares through a stock brokerage account will have to give voting instructions to their brokers in order for a broker to vote on the election of directors.  If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the election of directors.  The ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2011 is currently considered a “routine” matter, and a broker has the discretionary voting power to vote on this matter without any instructions from the beneficial owner. Broker non-votes are counted for purposes of determining a quorum, but will have no effect on the election of directors or the ratification of the selection of BDO USA, LLP.

Voter Approval Required for Proposal 1.  The election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders of record entitled to vote at the election present in person or represented by proxy, and the nominees receiving the greatest number of affirmative votes of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting will be elected, provided a quorum is present. Abstentions and broker non-votes will not be counted toward a nominee’s total.  Because brokers, banks or other nominees who hold shares “in street name” do not have discretionary voting authority over such shares in elections of directors, shares held “in street name” will not be voted in this election of directors unless the holders specifically instruct their brokers, banks or other nominees on how to vote.

Voter Approval Required for Proposal 2.  Ratification of the Company’s selection of independent registered public accounting firm will require the affirmative vote of a majority of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting, provided a quorum is present.  As a result, abstentions will have the same effect as votes against the proposal.  As stated above, a broker, bank or other nominee that holds shares “in street name” has discretionary voting power to vote on this matter in the absence of instruction from the beneficial owner.

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, facsimile or special letter by officers and Company employees for no additional compensation.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of the proxy statement and annual report may have been sent to multiple stockholders sharing the same household.  The Company will promptly deliver a separate copy of either document to any stockholder requesting such copies that contacts the Company’s Investor Relations Department at (650) 340-1888 or by mail to 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.  If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive only a single copy of the proxy statement and annual report for a stockholder’s household in the future, the stockholder should contact the stockholder’s broker, other nominee record holder, or the Company’s Investor Relations Department to request mailing of a single copy of the proxy statement and annual report.

PROPOSAL 1:
ELECTION OF DIRECTORS

Two of the Company’s five directors will be elected at the 2011 Annual Meeting. The Board of Directors has nominated the nominees set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the nominees for director listed below, unless instructions to the contrary are marked on the proxy. In the event that a nominee is unable or declines to serve as a director at the time of the 2011 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as director, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The term of office of each person elected as a director at the Annual Meeting will continue until the 2014 Annual Meeting of Stockholders or until the director's resignation, removal or successor has been elected.

Nominees To Board Of Directors

Mr. Roy E. Hahn, age 59.  Mr. Hahn is a member of the Audit Committee of the Board of Directors and has served on the Board since 2007.  Mr. Hahn is currently Managing Director of Marbridge Group, LLC, an alternative investment management firm he founded in 2004.  Prior to his founding of Marbridge Group, LLC, he was Managing Director of Chenery Associates, an investment management firm. Mr. Hahn was a Director at Coopers & Lybrand from 1987 to 1988, and a tax partner with that firm from 1989 to 2003.  Prior to Coopers & Lybrand, he was a partner at Arthur Young & Co.  His educational background includes a Bachelor's Degree in Accounting from San Francisco State University.  Mr. Hahn is a certified public accountant and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

The Board of Directors has concluded that Mr. Hahn should serve as a director of the Company because of his knowledge of the Company’s business and history, his status as an “audit committee financial expert” and his overall expertise in accounting and finance principles and international finance transactions.

Ms. Toni M. Perazzo, age 64.  Ms. Perazzo is a member of the Executive Committee of the Board of Directors and has served on the Board since the Company’s inception in 1997.  She is the Company’s Chief Financial Officer, Treasurer, Senior Vice President-Finance and Secretary and has held these same positions with JetFleet Management Corp. ("JMC"), the management company for AeroCentury Corp., since 1994, and CMA Consolidated, Inc. ("CMA"), an investment management firm which is no longer active, since 1990.  Since 2005, she has also been Senior Vice President-Finance at Structured Funding, Inc., an investment management firm.  Prior to joining CMA in 1990, she was Assistant Vice President for a savings and loan, controller of an oil and gas syndicator and a senior auditor with Arthur Young & Co., Certified Public Accountants.  Ms. Perazzo is the wife of Neal D. Crispin, a director and officer of JMC and the Company.  She received her Bachelor’s Degree from the University of California at Berkeley, and her Master’s Degree in Business Administration from the University of Southern California.  Ms. Perazzo is a certified public accountant and member of the California Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

The Board of Directors has concluded that Ms. Perazzo should serve as a director of the Company because of her knowledge of the Company’s business and history, capitalization structure and finances, and her accounting and audit experience, as well as her many years of experience with JMC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

PROPOSAL 2:
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BDO USA, LLP served as independent registered public accounting firm for the Company for the fiscal year ended December 31, 2010. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a proposal will be presented at the Annual Meeting to ratify the selection of BDO USA, LLP by the Board of Directors as independent registered public accounting firm to audit the accounts and records of the Company for the fiscal year ending December 31, 2011, and to perform other appropriate services. In the event that stockholders fail to ratify the selection of BDO USA, LLP, the Board of Directors would reconsider such selection.

A representative of BDO USA, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION REGARDING AUDITORS

Audit and Audit-Related Fees.    The aggregate fees accrued by the Company as payable to BDO USA, LLP (the "Auditor") for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2010, and for the review of the financial statements included in the Company's Forms 10-Q during the 2010 fiscal year was $221,000.  During the fiscal year ended December 31, 2010, the Company did not accrue any fees payable to the Auditor for audit-related services or Sarbanes-Oxley internal controls compliance review.

The aggregate fees accrued by the Company as payable to the Auditor for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2009, and for the reviews of the financial statements included in the Company's Forms 10-Q during the 2009 fiscal year was $264,000.  During the fiscal year ended December 31, 2009, the Company accrued no fees payable to the Auditor for audit-related services or Sarbanes-Oxley internal controls compliance review.

Tax Fees.  The Company paid the Auditor $0 and $7,000 for tax-related services, including tax planning and preparation of returns, in the fiscal years ended December 31, 2010 and 2009, respectively.

All Other Fees.  No other fees were paid to the Auditor in the fiscal years ended December 31, 2010 and 2009.

Audit Committee Approval.  The retainer agreements between the Company and the Auditor containing the terms and conditions and estimated fees to be paid to the Auditor for audit and tax return preparation services were pre-approved by the Audit Committee at the beginning of their respective engagements. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary.  One hundred percent of the audit-related fees and tax fees paid to the Auditor in the fiscal years ended December 31, 2010 and 2009, were pre-approved by the Audit Committee.  The Auditor and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditor in accordance with this pre-approval, and the fees for the services performed to date.  None of the services rendered by the Auditor were rendered pursuant to the de minimis exception established by the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, internal controls, audit process and process for monitoring compliance with laws and regulations.  The Audit Committee is responsible for the appointment, compensation and oversight of the work of the Auditor.  The members of the Audit Committee are independent (as defined in Section 803A of the NYSE Amex Company Guide).  The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's Auditor, BDO USA, LLP, is responsible for expressing an opinion on the fairness and conformity of the Company's audited financial statements to generally accepted accounting principles.  In this context, the Audit Committee hereby reports as follows:

1.   The Audit Committee reviewed and discussed the audited financial statements with the Company's management.

2.  The Audit Committee discussed with the Auditor the matters required to be discussed by SAS 61 (The Auditor’s Communication With Those Charged With Governance).

3.   The Audit Committee reviewed and discussed with BDO USA, LLP its judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed under generally accepted auditing standards pursuant to Statement of Auditing Standards No. 61. as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T

4.   Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

The Audit Committee held seven meetings during the fiscal year ended December 31, 2010.

Submitted by the Audit Committee of the Board of Directors:
Thomas W. Orr, Chair
Roy E. Hahn
Evan M. Wallach

INFORMATION REGARDING THE COMPANY’S
DIRECTORS AND OFFICERS

Current Board Of Directors

When considering whether directors and nominees have the experience, qualifications, attributes, skills, diversity of experience and background, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the directors’ individual biographies set forth below.

The following directors have terms expiring at the Company’s 2011 Annual Meeting:  Roy E. Hahn and Toni M. Perazzo. Each of them has been nominated for re-election to the Board of Directors.  For biographical information on each of them, see “PROPOSAL 1: ELECTION OF DIRECTORS,” above.

The following director has a term expiring at the Company’s 2012 Annual Meeting of Stockholders:

Mr. Thomas W. Orr, age 77.  Mr. Orr has served on the Company’s Board of Directors since 1997, and was also, during that time, Chair of the Audit Committee of the Board of Directors.  Mr. Orr is currently a self-employed consultant on accounting matters.  Since 2003, Mr. Orr has served as a Director of InsWeb, a publicly traded online insurance marketplace.  From 1992 until 2002, he was a partner at the accounting firm of Bregante + Company LLP.  Prior to that, beginning in 1986, Mr. Orr was Vice President, Finance, at Scripps League Newspapers, Inc.  Beginning in 1958, Mr. Orr was in the audit department of Arthur Young & Co., Certified Public Accountants, where he retired as a partner in 1986.  Mr. Orr received his Bachelor’s Degree in Business Administration, with distinction (Accounting major), from the University of Minnesota.  Mr. Orr is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and a former member of the California State Board of Accountancy.

The Board of Directors has concluded that Mr. Orr should serve as a director of the Company because of his knowledge of the Company’s business and history, his status as an “audit committee financial expert,” and his experience with and understanding of corporate governance principles.

The following directors have terms expiring at the Company’s 2013 Annual Meeting of Stockholders:

Mr. Neal D. Crispin, age 65.  Mr. Crispin is Chairman of the Board and President of the Company.  He is a member of the Executive Committee of the Board and has served on the Board since the Company’s inception in 1997.  He has also served as President and Chairman of the Board of JetFleet Management Corp. ("JMC"), the management company for AeroCentury Corp. since the Company’s founding in 1997.  Since 1983, he has been President and Chairman of CMA Consolidated, Inc. (“CMA”), an investment management firm that is no longer active.  Since 2005, he has served as the President of Structured Funding, Inc., an investment management firm.  Since 2007, he has served as the President of Passport Holding Corp., an investment services firm.  Since 2007, he has served as a Director of NuCapital Curaçao B.V., a private energy development company. Prior to forming CMA in 1983, Mr. Crispin spent two years as Vice President-Finance of an oil and gas company.  Previously, Mr. Crispin was a manager with Arthur Young & Co., Certified Public Accountants.  Prior to joining Arthur Young & Co., Mr. Crispin served as a management consultant, specializing in financial consulting.  Mr. Crispin is the husband of Toni M. Perazzo, a director and officer of JMC and the Company.  He received a Bachelor’s Degree in Economics from the University of California at Santa Barbara and a Master’s Degree in Business Administration (specializing in Finance) from the University of California at Berkeley.  Mr. Crispin, a certified public accountant, is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

The Board of Directors has concluded that Mr. Crispin should serve as a director of the Company because of his knowledge of the Company’s business operations and history, his many years of experience with JMC, and his experience in finance and leasing.

            Mr. Evan M. Wallach, age 56.  Mr. Wallach has been a Managing Director, Aviation/Transportation Markets at Jefferies & Company, Inc. since December 2009.  Mr. Wallach is a member of the Audit Committee and has served on the Board since 1997.  From 2005 to 2009, Mr. Wallach was a Managing Director, Airline/Aircraft Securities Sales at Guggenheim Capital Markets, LLC, a securities broker/dealer.  From 2001 to 2005, he served as Managing Director, Fixed Income Institutional Sales, at Piper Jaffray LLC, and from 1998 to 2001 he served as Vice President, Finance of C-S Aviation Inc., an aviation consulting firm. From 1996 to 1998, he was President and Chief Executive Officer of Global Airfinance Corporation, an aviation consulting firm.  He has specialized in aircraft and airline financing for over twenty-nine years, having held senior level positions with The CIT Group, Bankers Trust Company, Kendall Capital Partners, Drexel Burnham Lambert, and American Express Aircraft Leasing.  Mr. Wallach received a Bachelor’s Degree in Political Science from State University of New York at Stony Brook and a Master’s Degree in Business Administration from the University of Michigan.

The Board of Directors has concluded that Mr. Wallach should serve as a director of the Company because of his knowledge of the Company’s business and history, and his expertise in aircraft finance.

Board Meetings and Committees

The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 31, 2010. During the last year, no incumbent director attended fewer than 75% of the meetings of the Board of Directors and its committees on which he or she served that were held during the period in which he or she was a director.

The Company has an Audit Committee and an Executive Committee of the Board of Directors. The Audit Committee operates under a charter approved by the Board of Directors. A copy of the Audit Committee Charter is filed as an appendix to this proxy statement. The Audit Committee meets with the Company's financial management and its independent registered public accounting firm to review internal financial information, audit plans and results, and financial reporting procedures. This committee currently consists of Thomas W. Orr, Chair, Roy E. Hahn, and Evan M. Wallach.   The Board has determined that Messrs. Orr, Hahn and Wallach are independent within the meaning of "independence" as set forth in the NYSE Amex Company Guide.

The Board of Directors has determined that at least two members of the Audit Committee, Messrs. Orr and Hahn, are “audit committee financial experts” within the meaning of Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended. Each of Messrs. Orr and Hahn is also an “independent director” within the meaning of Section 803A of the NYSE Amex Company Guide.  Mr. Orr is a self-employed accounting consultant and former partner of the accounting firms Bregante + Company LLP and Arthur Young & Co., Certified Public Accountants.  Mr. Hahn is a founder of Marbridge Group, LLC, an alternative investment management firm, and prior to that was a tax partner in the accounting firm of Coopers & Lybrand.  In the course of their respective careers, each of Messrs. Orr and Hahn acquired (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions.

The Audit Committee held seven meetings during the fiscal year ended December 31, 2010.

The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercises all other powers of the Board of Directors except for those which require action by all of the directors or the independent directors under the Certificate of Incorporation or the Bylaws of the Company, or under applicable law. The Executive Committee currently consists of two directors, Neal D. Crispin, Chairman, and Toni M. Perazzo.

The Company does not have a formal Nominating Committee. The independent directors separately consider and make recommendations to the full Board of Directors regarding any candidate being considered to serve on the Board of Directors.  The full Board of Directors reviews potential candidates for the Board of Directors. While the Board of Directors does not have a specific policy for considering nominees recommended by stockholders, this does not mean that a recommendation would not be considered if received from a stockholder.  The Board has not yet considered a procedure for considering nominees recommended by stockholders in addition to the procedures already set forth in the Bylaws of the Company.  It believes that the current informal consideration process has been adequate in light of the historical absence of stockholder proposals.  In any event, there would be no difference between the manner in which the Board of Directors would evaluate a nominee for director whether recommended by a stockholder or recommended by a member of the Board of Directors or one of the Company’s executive officers.  The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees. Additionally, other than attempting to constitute the Board of Directors with directors who have skills and experience that are relevant and helpful to the Company's industry and operations and who have the desire and capacity to actively serve, the Board of Directors does not have a policy of considering diversity in identifying director nominees.

In reviewing potential candidates for the Board, the Board of Directors considers the individual's experience in the Company's industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, and the candidate's interest in the business of the Company, as well as numerous other subjective criteria.  Of greatest importance is the individual's integrity, willingness to actively participate and ability to bring to the Company his or her experience and knowledge in areas that are most beneficial to the Company.  The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

Since the Company receives management services from JMC, the Company has no employees and does not pay any compensation to its officers.  As a result, the Company has no compensation committee.

Board Leadership Structure

The Board believes that the Company’s President is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities for the Company, leading the Board in discussions regarding the Company’s business and industry, and focusing the Board on execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and its industry, while the President brings Company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and President promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

Board of Directors’ Role in Risk Oversight

The Company is exposed to a number of operational and financial risks.  The Board plays an active role in overseeing management of such risks.  The Company’s President (who is himself a member of the Board) is directly responsible for a number of operational risks, such as the risks inherent in acquiring and owning used aircraft or engines, the risks associated with leasing such aircraft or engines to air carriers, and the risks inherent in disposing of such aircraft or engines.  The Board regularly receives reports from the President on these risks and works closely with the Company’s management on strategies to manage these risks and to develop contingency plans. The Company’s Chief Financial Officer (who is herself a member of the Board) is directly responsible for a number of financial risks, such as the risks associated with the Company’s credit and liquidity.  The Board regularly receives reports from the Chief Financial Officer on these risks and works closely with the Company’s management on strategies to manage these risks and to develop contingency plans.  The Board also meets and confers regularly with the Company’s management to identify other risks faced by the Company.  The Company believes that the inclusion of these members of senior management of the Company on the Board provides the Board with visibility into and access to the details underlying the risks the Company faces, and thereby enhances the quality of the Board’s risk oversight.  Also, the Audit Committee oversees management of certain specific financial risks, such as variable interest rate risk.

Communication between Stockholders and Directors

The Company’s Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors and does not believe such procedures are necessary at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board.

Director Attendance at Annual Meeting

It is the policy of the Company and Board of Directors that directors attend the Annual Meeting and be available for questions from the stockholders.  All directors, including the directors nominated for election, were in attendance at the 2010 Annual Meeting. It is anticipated that the directors nominated for election at the 2011 Annual Meeting also will be in attendance at that meeting.

Board Independence

If all of the nominees to the Board of Directors are elected, a majority of the Board of Directors of the Company, consisting of Messrs. Orr, Hahn and Wallach, will be “independent directors,” as defined in accordance with Section 803A of the NYSE Amex Company Guide.

Involvement in Legal Proceedings

No director or associate of a director is involved in a material proceeding as a party adverse to the Company or any of its subsidiaries or with a material interest adverse to the Company or any of its subsidiaries.

Director Compensation

In 2011, non-employee members of the Board will be paid an annual fee of $20,000 and are reimbursed for all reasonable out-of-pocket costs incurred in connection with their attendance at such meetings of the Board of Directors. Non-employee members also receive $1,000 annually for each committee membership, and the audit committee chair receives an additional $3,000.  Board members who are officers of the Company do not receive any compensation for Board or committee membership.  No member of the Company’s Board of Directors receives equity compensation in relation to his/her service as a member of the Company’s Board of Directors.

The table below provides the compensation of the Company’s directors for the fiscal year ended December 31, 2010:

FISCAL YEAR 2010 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($) (1)	Total ($)
Roy E. Hahn	$21,000	$21,000
Thomas W. Orr	$24,000	$24,000
Evan M. Wallach	$21,000	$21,000

(1)
Neal Crispin and Toni Perazzo were officers of the Company and JMC during 2010 and therefore did not receive compensation for their respective service as members of the Company’s Board of Directors or committee thereof, in accordance with the Company’s director compensation policy. Mr. Orr earned $20,000 as a non-employee member of the Board, an additional $1,000 for his membership on the Audit Committee and an additional $3,000 for chairing the Audit Committee.  Each of Messrs. Wallach and Hahn earned $20,000 as a non-employee member of the Board and an additional $1,000 for each of their respective memberships on the Audit Committee.

Officers And Key Employees

For biographies of Neal D. Crispin, President & Chairman of the Board, and Toni M. Perazzo, Chief Financial Officer, Treasurer, Senior Vice President - Finance, & Secretary, see “Board of Directors” above.  Listed below are the other officers of the Company who are also key officers and employees of JetFleet Management Corp. ("JMC"), the Company’s management company, and are responsible for the management of various aspects of the Company’s business:

Mr. Brian J. Ginna, Vice President, Corporate Development, age 42. Mr. Ginna is responsible for all corporate communications, investor relations and public relations of the Company and JMC.  Mr. Ginna joined the Company and JMC in 2001, and has served as Controller for CMA, which he joined in 1991. Mr. Ginna received a Bachelor’s Degree in Finance from Babson College.

Mr. Jack Humphreys, Vice President, Maintenance, age 63. Mr. Humphreys is responsible for portfolio aircraft maintenance and acts as a liaison with manufacturers and the technical departments of lessees.  Mr. Humphreys has over thirty-five years of experience in aviation and has been with the Company and JMC since July 2002.  He has held several positions in the industry in the areas of aviation maintenance management, quality assurance, aviation safety and training development. Before joining the Company, Mr. Humphreys was an Aviation Quality Control Manager for Raytheon-Range Systems Engineering-Raytheon Corporation from 1992 to 2002, where he was responsible for maintaining airworthiness for a fleet of airplanes and helicopters.  Mr. Humphreys holds a degree in Professional Aeronautics from Embry-Riddle Aeronautical University, a Bachelor’s Degree in Business Management from Columbia College, and an FAA Airframe and Powerplant certification.

Mr. Byron Hurey, Vice President, Aircraft Acquisitions, age 63.  Mr. Hurey is responsible for identifying, recommending and completing aircraft acquisition and lease opportunities.  Mr. Hurey joined the Company and JMC in February 2007.  From 2001 to 2007, Mr. Hurey was a self-employed consultant specializing in equipment leasing.  Mr. Hurey is a former naval aviator and has held significant marketing and sales positions in the aerospace and financial community over the past thirty years. Among his past responsibilities were positions at Gates Learjet, PLM International, ATEL Financial Corporation and Sansome Street Holdings.  Mr. Hurey is a graduate of Cornell University with a degree in Business Administration.

Mr. Harold M. Lyons, Vice President, Finance, age 52.  Mr. Lyons is responsible for overseeing tax accounting and tax analysis as well as Sarbanes-Oxley internal controls compliance review.  Mr. Lyons joined the Company and JMC in October 2003.  Since 2005, Mr. Lyons has also served as the Senior Vice President of Structured Funding, Inc. Since 1992, Mr. Lyons has also served as the Senior Vice President of CMA. Prior to joining CMA in 1992, Mr. Lyons was a Manager in the Tax Department of Coopers & Lybrand, Certified Public Accountants and, before that, Mr. Lyons was a Manager in the Tax Department of Arthur Young & Co., Certified Public Accountants.  He received a Bachelors Degree in Business Administration (specializing in Accounting and Applied Economics) and a Masters Degree in Business Administration (specializing in finance and management science) from the University of California, Berkeley. Mr. Lyons is a certified public accountant, and is a member of the American Institute of Certified Public Accountants (and a member of the Tax Section) and of the California Society of Public Accountants.

Mr. John S. Myers, Senior Vice President, age 65.  Mr. Myers is responsible for the administration of aircraft leases, marketing agreements and vendor agreements for the Company and JMC.  Mr. Myers joined the Company and JMC in March 2001.  From 1991 to 2001, Mr. Myers was Vice President of Raytheon Aircraft Credit Corporation, where he was responsible for the management of a $1.3 billion commuter airline portfolio, customer financing transactions, credit risk analysis, and structuring, negotiating, and documentation of aircraft financing transactions.  From 1976 until 1991, he was Senior Vice President and Chief Financial Officer of Air Midwest, Inc., a regional airline.  Mr. Myers received a Bachelor’s Degree in Business Administration from Wichita State University.

Mr. Glenn Roberts, Vice President, Controller, age 46.  Mr. Roberts is responsible for financial accounting and analysis.  Mr. Roberts joined JMC in 1994 and the Company in 1997.  He has been employed by affiliates of the Company since 1989 in various capacities of increasing responsibility.

Mr. Christopher B. Tigno, General Counsel, age 49.  Mr. Tigno is responsible for all legal matters of the Company and JMC and its related companies, including supervision of outside counsel, documentation of aircraft asset acquisition transactions and corporate and securities matters.  He has also served as General Counsel of Structured Funding, Inc. since 2005 and of CMA since 1996.  He joined the Company in 1997 and joined JMC and CMA in 1996.   He was also Senior Counsel with the law firm of Wilson, Ryan & Campilongo from 1992 to 1996, and prior to that was associated with the law firm of Fenwick & West from 1988 to 1992 and the law firm of Morrison & Foerster from 1986 to 1988. Mr. Tigno received his Juris Doctor Degree from the University of California at Berkeley, Boalt Hall School of Law, and was admitted to the California Bar in 1986. He also holds a Bachelor's Degree in Chemical Engineering from Stanford University.

Mr. Steven H. Wallace, Vice President, Aircraft Remarketing, age 65.  Mr. Wallace is responsible for remarketing of the Company's portfolio of aircraft assets.  Prior to joining the Company and JMC in June 2002, Mr. Wallace was an aviation consultant from June 2000 to June 2002, and prior to that was Aviation Services Manager for Raytheon Aircraft Services from January 1995 to June 2000. Prior to his tenure at Raytheon Aircraft Services, Mr. Wallace served in the U.S. Army, where he attained the rank of Major.  Mr. Wallace graduated from Troy State University with a Bachelor's Degree in 1971, and received a Master’s Degree in Business Administration from Pepperdine University in 1975.

Executive Compensation

Because the Company receives management services from JMC, the Company has no employees and does not pay any compensation to its executive officers.  Instead, the executive officers of the Company are compensated in their capacities as employees of JMC.  JMC is an at-will employer, and none of the Company’s current executive officers has an employment agreement with JMC.  The compensation paid by JMC to the Company’s executive officers consists solely of base salary plus bonus payments.  Mr. Neal Crispin, in his capacity as President of JMC, has sole discretion in determining annual salary and bonus payments for the JMC officers and employees, including his own salary and bonus.

The following table sets forth certain information for the fiscal years ending December 31, 2010 and December 31, 2009 concerning compensation paid by JMC to the Company’s executive officers who were serving as such at December 31, 2010:

Summary Compensation Table

Name and Position	Year	Salary($)	Bonus($)	All OtherCompensation($)	Total($)
Neal D. Crispin, President & Chairman	2010	1	0	0	1
	2009	1	0	0	1
Toni M. Perazzo, Sr. Vice President-Finance, CFO	2010	175,000	0	0	175,000
	2009	315,000	0	0	315,000

JMC Management Fee and Risk Management

Because the Company has no employees, it has no compensation policies or practices that are reasonably likely to have a material adverse effect on the Company.  However, the structure of the Company’s management fee arrangement with JMC may affect the Company’s risk exposure.  All decisions regarding acquisitions and disposal of aircraft from the Company’s portfolio are made by JMC.  JMC is paid a management fee based on the net asset value of the Company’s portfolio.  JMC also receives a one-time asset acquisition fee upon purchase of an aircraft by the Company, and a one-time sale fee upon disposal of an aircraft.  Under this management fee structure, a larger volume of acquisitions generates acquisition fees and also increases the periodic management fee by increasing the size of the aircraft portfolio.  This management fee structure may create a situation where a decision by JMC for the Company to forego an asset acquisition transaction deemed to be an unacceptable business risk due to the lessee or the aircraft type is in conflict with JMC's own pecuniary interest, and conversely a situation where a decision by JMC for the Company to pursue an asset acquisition transaction that presents significant business risk due to the lessee or the aircraft type furthers JMC’s own pecuniary interest.  As a result, the management fee structure could act to incent greater risk-taking by JMC in asset acquisition decision-making.  All acquisition decisions by JMC on behalf of the Company, however, currently require the approval of the lender participants in the Company’s syndicated credit facility of both the asset acquired and the lessee in order to be included in the Company’s borrowing base, and the Company has established objective target guidelines for yields on acquired assets.  Further, any acquisition that involves a new asset type must be approved by the Board, including the outside independent directors.  While the Company currently believes the foregoing are effective mitigating factors against undue compensation-incented risk-taking by JMC, there is no assurance that such mechanisms can entirely and effectively eliminate such risk.

Compensation Committee Interlocks And Insider Participation

Neal D. Crispin and Toni M. Perazzo are executive officers and directors of both the Company and JMC.  As described above under “Employee Compensation,” the Company receives management services from JMC and has no employees and does not pay any compensation to its executive officers.  The Company does not have a compensation committee because it has no employees.  None of the Company’s executive officers serves on a compensation committee (or any other committee of the board of directors performing similar functions), and there were no interlocks or insider participation between any member of the Board of Directors and any member of the board of directors or any compensation committee of another entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 1, 2011, by: (i) each person or entity that is known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) each director; and (iii) all directors and executive officers as a group.

Name, Position & Address	No. of Shares (1)	Percentage of Common Stock (2)
Neal D. Crispin Chairman of Board of Directors, President, and Principal Stockholder (3)(4)(6)	339,005	21.97%
Toni M. Perazzo Director, Sr. Vice President-Finance, Secretary and Principal Stockholder (3)(5)(6)	339,005	21.97%
Thomas W. Orr Director (3)	1,700	*
Evan M. Wallach Director (3)	100	*
Roy E. Hahn Director (3)	0	*
All directors and executives officers as a group (5 persons)	340,805	22.08%
JetFleet Holding Corp. Principal Stockholder (7)	198,067	12.83%
Seabreeze Capital Management, LLC (8)	117,674	7.62%
Headstream Advisors, LLC (9)	77,500	5.02%
Thomson Horstmann & Bryant, Inc. (10)	86,441	5.60%
Whitebox Advisors, LLC (11)	93,356	6.05%
----------------------------------

*  Less than 1%

Footnotes to Security Ownership:

(1)         Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 1, 2011.

(2)         For purposes of calculating percentages, total outstanding shares consists of 1,543,257 shares of outstanding Common Stock, as of March 1, 2011, which excludes shares held by the Company as treasury stock.

(3)         The mailing address is c/o AeroCentury Corp., 1440 Chapin Avenue Suite 310, Burlingame, California 94010.

(4)         Includes 198,067 shares owned by JetFleet Management Corp., a wholly owned subsidiary of JetFleet Holding Corp., of which Mr. Crispin is an officer, director and/or principal shareholder and 99,100 shares held by Scooter Two Trust, a Nevis irrevocable trust, of which Mr. Crispin is a beneficial owner.

(5)         Includes 198,067 shares owned by JetFleet Management Corp., a wholly owned subsidiary of JetFleet Holding Corp., of which Ms. Perazzo is an officer, director and/or principal shareholder and 99,100 shares held by Scooter Two Trust, a Nevis irrevocable trust, of which Ms. Perazzo is a beneficial owner.

(6)         The shares listed for Mr. Crispin and Ms. Perazzo represent the same shares, not separate lots of shares. Mr. Crispin and Ms. Perazzo are deemed to be beneficial owner of all shares owned by the other.

(7)         Consists of 198,067 shares owned by a wholly owned subsidiary, JetFleet Management Corp.

(8)         Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 1, 2011, Seabreeze Capital Management, LLC has sole voting power and sole dispositive power with respect to 117,674 shares as of December 31, 2010. Seabreeze Capital Management, LLC, 3511 Venture Drive, Huntington Beach, CA 92649.

(9)         Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2008, William C. Ward has sole voting power and sole dispositive power with respect to 77,500 shares as of December 31, 2007.  William C. Ward, 5949 Sherry Lane, Suite 1735, Dallas, TX 75225.

(10)   Based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2011, Thomson Horstmann and Bryant, Inc. has sole voting power and sole dispositive power with respect to 86,441 shares. Thomson, Horstmann, and Bryant, Inc. 501 Merritt 7, Norwalk, CT 06851.

(11)         Based solely on Schedule 13G filed with the Securities and Exchange Commission on February 11, 2011, Whitebox Advisors, LLC, its affiliates and affiliated funds, together, have shared voting power and dispositive power with respect to 93,356 shares of the Company’s Common Stock as of December 31, 2010.  Includes shares and warrants exercisable for shares owned by Whitebox Multi-Strategy Advisors, LLC, Whitebox Multi-Strategy Partners, L.P., Whitebox Multi-Strategy Fund, L.P., Whitebox Multi-Strategy Fund, Ltd., Whitebox Small Cap Long Short Equity Advisors, LLC, Whitebox Small Cap Long Short Equity Partners LP, Whitebox Small Cap Long Short Equity Fund LP, Whitebox Small Cap Long Short Equity Fund Ltd., Pandora Select Advisors, LLC; Pandora Select Partners, LP; Pandora Select Fund, LP; and Pandora Select Fund, Ltd.  Whitebox Advisors, LLC, 3033 Excelsior Blvd. Ste 300, Minneapolis, MN, 55416.

RELATED PARTY TRANSACTIONS

Management Agreement. JMC acts as the management company for the Company under the Management Agreement, dated December 31, 1997, as amended on February 3, 1998, between JMC and the Company (the “Management Agreement”).  The officers of the Company are also officers of JMC and two members of JMC’s Board of Directors are on the Board of Directors of the Company.

Under the Management Agreement, the Company pays a monthly management fee to JMC equal to 0.25% of the net book value of the Company’s assets as of the end of the month for which the fee is due.  In addition, JMC may receive an acquisition fee for locating assets for the Company, provided that the aggregate purchase price including chargeable acquisition costs and any acquisition fee does not exceed the fair market value of the asset based on appraisal, and may also receive a remarketing fee in connection with the sale or re-lease of the Company’s assets.  The management fees, acquisition fees, and remarketing fees may not exceed the customary and usual fees that would be paid to an unaffiliated party for such services.  During 2010 and 2009, the Company recognized as expense $3,645,000 and $3,681,000, respectively, of management fees payable to JMC.  In connection with asset purchases during 2010 and 2009, the Company paid JMC a total of $297,000 and $388,000, respectively, in acquisition fees, which are included in the capitalized cost of the assets.  Remarketing fees accrued to JMC were $0 in both 2010 and 2009.

Office Space.  The Company maintains its principal office at the offices of JMC at 1440 Chapin Avenue, Suite 310, Burlingame, California, 94010, without reimbursement to JMC.

16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 2010 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Brought Before 2012 Annual Meeting of Stockholders (“2012 Annual Meeting”). For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  For the 2012 Annual Meeting, to be timely, notice of stockholder proposals must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company between January 8, 2012 and February 7, 2012. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares of the Company’s Common Stock which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials.  Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2012 Annual Meeting must be received by the Company not later than November 24, 2011, in order to be considered for inclusion in the Company's proxy materials for that meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, is available without charge to each person solicited by this Proxy Statement upon the written request of such person to Investor Relations, AeroCentury Corp., 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 28, 2011

The Notice of Annual Meeting, Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 are available online at:  http://www.aerocentury.com/downloads.htm.

OTHER MATTERS

Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement, nor has it received any notice of any matter by the deadline prescribed by SEC Rule 14a-4(c).  Without limiting the Company’s ability to apply the advance notice provisions in its Amended and Restated Bylaws with respect to the procedures which must be followed for a matter to be properly presented at an annual meeting, if other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders of record who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

/s/ Neal D. Crispin
Neal D. Crispin, President
March 24, 2011
Burlingame, California

AEROCENTURY CORP.

AUDIT COMMITTEE
CHARTER
Revised October 2010

I.            PURPOSES, AUTHORITY & FUNDING

The audit committee (the “Committee”) of the Board of Directors (the “Board”) of AeroCentury Corp., a Delaware corporation (the “Company”), is appointed by the Board for the purpose of (1) assisting Board oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the Company’s independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Company’s internal audit function and independent registered public accounting firm; and (2) preparing an audit committee report as required by the U.S. Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.  In so doing, the Committee shall endeavor to maintain free and open communication between the Company’s directors, independent registered public accounting firm and financial management.

The Committee shall have the authority to retain such independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations.  The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent registered public accounting firm, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  Further, the Committee may request any such officer, employee, outside counsel or independent registered public accounting firm to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

II.           ORGANIZATION

The members of the Audit Committee (the “Members” or, individually, each a “Member”) shall be comprised of two or more directors, as determined by the Board).  The Audit Committee members shall be designated by the Board and shall serve at the discretion of the Board.

The following membership requirements shall also apply:

1.	each Member must be “independent” as defined in Section 803A of the NYSE Amex LLC Company Guide of the New York Stock Exchange Amex (the “NYSE Amex”);

2.
each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act;

3.
each Member must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee; and

4.	at least one (1) Member must have accounting or related financial management expertise, as the Board interprets such qualification in its business.

If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (1) and (2) above for reasons outside the Member’s reasonable control, the affected Member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to the NYSE Amex immediately upon learning of the event or circumstance that caused the non-compliance.

III.           POWERS

The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.  The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties.  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Those tasks are the responsibility of management and the independent auditor.  The Board and the Committee are in place to represent the Corporation's stockholders.  Accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

IV.           RESPONSIBILITIES

The Audit Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe.  All powers of the Committee are subject to the restrictions designated in the Corporation's Bylaws and applicable law.  In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.  Subject to applicable Board and stockholder approvals, the Committee shall:

A.	Financial Statement & Disclosure Matters

1.
Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations of the SEC and the NYSE;

2.
Review any analyses prepared by management and/or the Company’s independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

3.
Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

4.	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

5.
Review with the Company’s independent registered public accounting firm, management and internal auditors any information regarding “second” opinions sought by management from any other accounting firm with respect to the accounting treatment of a particular event or transaction;

6.	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements and aggregate contractual obligations, on the Company’s financial statements;

7.
Review and discuss reports from the Company’s independent registered public accounting firm regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent registered public accounting firm; and (c) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

8.
Review all certifications required to be made by the Company’s principal executive officer and principal financial officer in connection with the Company’s periodic reports under the Act or pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act;

9.
Meet to review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the Company’s independent registered public accounting firm, including reviewing the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

10.	If deemed appropriate, recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

11.
Prepare and approve the report required by the rules of the SEC to be included in the Company’s annual proxy statement in accordance with the requirements of Item 7(d)(3)(i) of Schedule 14A and Item 407 of Regulation S-K;

12.
Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

B.	Matters Regarding Oversight of the Company’s Independent Registered Public Accounting Firm

1.
Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

2.
Receive and review a formal written statement and letter from the Company’s independent registered public accounting firm prior to its initial engagement, and thereafter, at least annually, prepared in accordance with Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, or such other rule or standard that may in time modify, supplement or replace PCAOB Rule 3526, describing all relationships between the independent registered public accounting firm or its affiliates, on the one hand, and the Company or persons in financial reporting oversight roles at the Company, on the other;

3.
Actively engage in a dialogue with the Company’s independent registered public accounting firm with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm and request that the Company’s independent registered public accounting form document the substance of its discussion with the Committee in accordance with the requirements of PCAOB Rule 3526, as may be modified or supplemented;

4.
Receive and review, at least annually, a written communication from the Company’s independent registered accounting firm to the Committee affirming that it is independent and in compliance with PCAOB Rule 3520, or such other rule or standard that may in time modify, supplement or replace PCAOB Rule 3520;

5.	Establish clear policies regarding the hiring of employees and former employees of the Company’s independent registered public accounting firm;

6.
Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent registered public accounting firm, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent registered public accounting firm must be disclosed in the Company’s applicable periodic reports;

7.
In connection with any pre-approval of any permissible tax service that is proposed to be provided by the Company’s independent registered public accounting firm to the Company or its affiliates, (i) receive and review a written communication from the Company’s independent registered public accounting firm in accordance with PCAOB Rule 3524, as amended or supplemented, setting forth a description of (A) the scope of the service, the fee structure for the engagement, and any agreement (whether oral, written or otherwise) between the Company’s independent registered public accounting firm and the Company and its affiliates relating to the service; and (B) any compensation arrangement or other agreement, between the Company’s independent registered public accounting firm (or its affiliates) and any other person with respect to the promoting, marketing, or recommending of a transaction covered by the service; (ii) discuss with the Company’s independent registered public accounting firm the potential effects of the services on the independence of such firm; and (iii) request that the Company’s independent registered public accounting firm document the substance of its discussion with the Company in accordance with Rule 3524;

8.
Obtain and review, at least annually, a report by the Company’s independent registered public accounting firm describing: (a) the independent registered public accounting firm’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent registered public accounting firm and the Company (to assess such firm’s independence);

9.	Meet with the Company’s independent registered public accounting firm prior to its audit to review the planning and staffing of the audit;

10.	Discuss with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented;

11.
Review with the Company’s independent registered public accounting firm any audit problems or difficulties and management’s response, including any restrictions on the scope of such firm’s activities or access to requested information, any significant disagreements with management, any accounting adjustments that were noted or proposed by such firm but were “passed” (as immaterial or otherwise), any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter issued, or proposed to be issued, by the firm to the Company, and a discussion of the responsibilities, budget and staffing of the Company’s internal audit function;

12.
Review and evaluate the qualifications, performance and independence of the Company’s independent registered public accounting firm and its lead partner, and present the Committee’s conclusions to the Board;

13.
Oversee the rotation of the lead (or coordinating) audit partner of the Company’s independent registered public accounting firm having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) fiscal years;

C.	Matters Regarding Oversight of the Company’s Internal Audit Function

1.	Obtain and review ongoing assessments of the Company’s risk management processes and system of internal control from the Company’s internal audit function;

2.
Review the Company’s annual audited financial statements with management, including any major issues regarding accounting and auditing principles and practices, and review management’s evaluation of the adequacy and effectiveness of internal controls that could significantly affect the Company’s financial statements, as well as the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon;

3.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management;

4.	Review the appointment of, and any replacement of, the Company’s senior internal auditing executive;

5.	Review the significant reports to management prepared by the Company’s internal auditing department and management’s responses;

D.	Matters Regarding Oversight of Compliance Responsibilities

1.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations;

2.
Obtain reports from the Company’s management, senior internal auditing executive and independent registered public accounting firm that the Company’s subsidiaries and foreign affiliated entities are in compliance with applicable legal requirements, including the Foreign Corrupt Practices Act;

3.
Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

4.	Review accounting and financial human resources and succession planning with the Corporation.

5.
Review and address any concerns regarding potentially illegal actions raised by the Company’s independent registered public accounting firm pursuant to Section 10A(b) of the Act; and cause the Company to inform the SEC of any report issued by the Company’s independent registered public accounting firm to the Board regarding such conduct pursuant to Rule 10A-1 under the Act;

6.	Obtain from the Company’s independent registered public accounting firm assurance that such firm has complied with Section 10A of the Act;

E.	Additional Duties & Responsibilities

1.	Review and reassess the adequacy of this Charter annually;

2.	Review and assess the performance and effectiveness of the Committee at least annually;

3.
Report regularly to the Board, and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent registered public accounting firm, or the performance of the Company’s internal audit function;

4.
Review with the Company’s outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies;

5.	Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments; and

6.
Review with management and the Company’s independent registered public accounting firm any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

7.	Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law.  Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company’s independent registered public accounting firm.

V.           MEETINGS

Periodic meetings of the Audit Committee shall meet at least on a quarterly basis, and should include at least the following meetings:

1.  Prior to the annual audit;

2.  After completion of the annual audit and before financial statements are issued;

3.  Before the annual meeting of stockholders, which would include the preparation of the Audit Committee's report to the entire Board.

Meetings should provide the opportunity not only to review the Company’s quarterly and annual financial results but also perform a preliminary review of annual and quarterly financial reports of the Company, and review filings with the SEC.  The Audit Committee should set its own agenda and should be able to secure whatever information it may feel it needs to be well informed as to the issues before it.

Special meetings of the Committee may be called by any member of the Audit Committee or at the request of the Auditor.

VI.           MINUTES

Minutes shall be kept of each meeting of the Committee and will be provided to each member of the Board.  Any action of the Committee shall be subject to revision, modification or rescission by the Board.